Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Auscrete Corporation (the “Company’) on Form 10-Q/A for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, John Sprovieri, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 25th day of November, 2016.

/s/John Sprovieri/s/
John Sprovieri
Chief Executive Officer and Chief Financial Officer